Exhibit 10.10

REGISTRATION AGREEMENT

THIS REGISTRATION AGREEMENT (the “Agreement”) is made as of October 12, 2007, by and among VH Holdings, Inc., a Delaware corporation (the “Company”), CDW Holdings LLC, a Delaware limited liability company and direct part of the Company (the “LLC”), Madison Dearborn Capital Partners V-A, L.P., a Delaware limited partnership (“MDCP V-A”), Madison Dearborn Capital Partners V-C, L.P., a Delaware limited partnership (“MDCP V-C”), Madison Dearborn Partners V Executive-A, L.P., a Delaware limited partnership (“MDCP Executive” and collectively with MDCP V-A and MDCP V-C, “MDCP”), Providence Equity Partners VI L.P., a Delaware limited partnership (“PEP-VI”), Providence Equity Partners VI-A L.P., a Delaware limited partnership (“PEP-VI-A” and together with PEP-VI, “PEP”), and each of the other Persons listed on the Other Securityholders Schedule attached hereto (each, an “Other Securityholder” and collectively, the “Other Securityholders”). MDCP and PEP are together referred to herein as the “Investors” and individually as an “Investor”. MDCP, PEP and the Other Securityholders are collectively referred to herein as the “Securityholders” and individually as a “Securityholder.” Capitalized terms used but not otherwise defined herein are defined in Section 11 hereof.

WHEREAS, each of the Securityholders is a member of the LLC;

WHEREAS, to facilitate an initial public offering of equity securities of the Company under the Securities Act, the Securityholders contemplate the dissolution and liquidation of the LLC (the “Dissolution”) pursuant to Section 14.1 of the LLC’s Limited Liability Company Agreement, dated the date hereof, between the Securityholders and other parties thereto (the “LLC Agreement”);

WHEREAS, alternatively the board of managers of the LLC may elect to form a corporation and reorganize or recapitalize the LLC (the “Reorganization”) to facilitate an initial public offering of equity securities of the corporate successor to the LLC following the Reorganization; and

WHEREAS, the Company, the LLC and the Securityholders desire to enter into this Agreement to provide for registration rights for the Securityholders following the Reorganization or Dissolution, as applicable.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Demand Registrations.

(a) Requests for Registration. At any time after the IPO, each of the holders of a majority of the MDCP Registrable Securities and the holders of a majority of the PEP Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S–1 or any similar long–form registration (a “Long–Form Registration”), or on Form S–3 (including pursuant to Rule 415 under the Securities Act) or any similar short–form registration (a “Short–Form Registration”), if available. All registrations requested pursuant to this Section 1(a) are referred to herein as “Demand Registrations.” Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered. Except as set forth in Section 1(d) below, within ten days after receipt of any such written request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the holders’ receipt of the Company’s notice.

(b) Long–Form Registrations. Subject to Section 1(a) above, each of the holders of a majority of the MDCP Registrable Securities and the holders of a majority of the PEP Registrable Securities shall be entitled to request four (4) Long–Form Registrations, in each case with respect to which the Company shall pay all Registration Expenses (as defined in Section 7 below); provided that the aggregate offering value of the Registrable Securities requested to be registered in any Long–Form Registration must equal at least $200 million. A registration shall not count as one of the permitted Long–Form Registrations until it has become effective, and no Long–Form Registration shall count as one of the permitted Long–Form Registrations unless the party requesting such registration is able to register and sell at least 75% of their Registrable Securities requested to be included in such registration; provided that, in any event, the Company shall pay all Registration Expenses in connection with any registration initiated as a permitted Long–Form Registration whether or not it has become effective and whether or not such registration is counted as one of the permitted Long–Form Registrations.

(c) Short–Form Registrations. In addition to the Long–Form Registrations provided pursuant to Section 1(b), each of the holders of a majority of the MDCP Registrable Securities and the holders of a majority of the PEP Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses; provided that the aggregate offering value of the Registrable Securities requested to be registered in any Short–Form Registration must equal at least $50 million. Demand Registrations shall be Short–Form Registrations whenever the Company is permitted to use Form S–3 or any other applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use commercially reasonable efforts to make Short–Form Registrations on Form S–3 available for the resale of Registrable Securities.

(d) In connection with any proposed underwritten resale of Registrable Securities (an “Underwritten Shelf Take-Down”) which is pursuant to a shelf registration (as described in Section 6(b) below) (a “Shelf Registration”), each Securityholder agrees, in an effort to conduct any such Underwritten Shelf Take-Down in the most efficient and organized manner, to coordinate with the other holders of Registrable Securities prior to initiating any sales efforts and cooperate with the other holders of Registrable Securities as to the terms of such Underwritten Shelf Take-Down, including, without limitation, the aggregate amount of Registrable Securities to be sold and the number of Registrable Securities to be sold by each holder of Registrable Securities. In furtherance of the foregoing, the Company shall give prompt notice to all Securityholders whose Registrable Securities are included in the Shelf Registration of the receipt of a request from another Securityholder whose Registrable Securities are included in the Shelf Registration of a proposed Underwritten Shelf Take-Down under and pursuant to the Shelf Registration and, notwithstanding anything to the contrary contained herein, will provide such Securityholders a period of two business days to participate in such Underwritten Shelf Take-Down, subject to the terms negotiated by and applicable to the initiating Securityholders and subject to the priorities set forth in Section 2(c) as if the subject Underwritten Shelf Take-Down was being effected pursuant to a Demand Registration. All such Securityholders electing to be included in an Underwritten Shelf Take-Down must sell their Registrable Securities to the underwriters selected as provided in Section 1(h) on the same terms and conditions as apply to any other selling securityholders

(e) Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the holders of a majority of the Investor Registrable Securities included in such Demand Registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such registration exceeds the number which can be sold therein without adversely affecting the marketability of the offering, then the Company shall include in such registration, prior to the inclusion of any securities that are not Registrable Securities, the number of Registrable Securities requested to be included that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder and its Affiliates.

(f) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within 90 days following the effective date of any previous Demand Registration or any previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2 hereof in which there was no reduction in the number of Registrable Securities to be included, unless the Investors consent to waiving the restrictions of this Section 1(f) and instruct the Company to proceed with a Demand Registration.

(g) Black Out Period. If the Board of Directors of the Company in good faith determines that the filing or effectiveness of a registration statement in connection with any requested Demand Registration would be reasonably likely to materially and adversely affect any material contemplated acquisition, divestiture, registered primary offering or other financing or material transaction, or would require disclosure of facts or circumstances which disclosure would be reasonably likely to materially and adversely affect any material contemplated acquisition, divestiture, registered primary offering or other financing or material transaction, then the Company may delay such registration or effectiveness or suspend the effectiveness of any registration hereunder so long as the Company is still pursuing the transaction that allowed such delay (it being agreed that the Company may not delay requested registrations or delay or suspend effectiveness pursuant to this clause on more than two occasions during any 360 consecutive days and not for more than an aggregate of 90 days during any 360 consecutive days); provided, however, in such event the holders of Investor Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and the Company shall pay all Registration Expenses in connection with such registration. The time period regarding the effectiveness of any such Registration Statement set forth in Section 6(b) hereof shall be extended by a number of days equal to the number of days by which any registration statement is delayed or effectiveness is suspended.

(h) Selection of Underwriters. The holders of a majority of the Investor Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the Demand Registrations.

(i) Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities, options or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the MDCP Registrable Securities and the holders of a majority of the PEP Registrable Securities.

2. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act (other than (i) in the IPO (for which all holders of Registrable Securities are entitled to piggyback rights, but which rights are addressed in Section 4 below rather than this Section 2), (ii) pursuant to a Demand Registration (for which all holders of Registrable Securities are entitled to piggyback rights, but which rights are addressed in Section 1 above rather than this Section 2), (iii) pursuant to a registration on Form S–4 or S–8 or any successor or similar forms or (iv) pursuant to a Underwritten Shelf Takedown (for which holders of Registrable Securities are entitled to piggyback rights, but which rights are addressed in Section 1(d) above rather than this Section 2), and provided the registration form to be used by the Company may be used for the registration of Registrable Securities (a “Piggyback Registration”), whether or not for sale for its own account, the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to the provisions of this Section 2, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after such holders’ receipt of the Company’s notice.

(b) Piggyback Expenses. In all Piggyback Registrations, the Registration Expenses of the holders of Registrable Securities shall be paid by the Company.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such registration exceeds the number which can be sold therein without adversely affecting the marketability of the offering, then the Company shall include in such registration (i) first, all of the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder and its Affiliates, and (iii) third, the other securities requested to be included in such registration, pro rata among the holders of such other securities on the basis of the number of such other securities owned by each such holder and its Affiliates.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities (it being understood that secondary registrations on behalf of holders of Registrable Securities are addressed in Section 1 above rather than in this Section 2(d)), and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such registration exceeds the number which can be sold therein without adversely affecting the marketability of the offering, then the Company shall include in such registration (i) first, all of the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder and its Affiliates, and (iii) third, the other securities requested to be included in such registration, pro rata among the holders of such other securities on the basis of the number of such other securities owned by each such holder and its Affiliates.

(e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering shall be made by the Board of Directors of the Company, subject to the approval of the holders of a majority of the Registrable Securities included in such Piggyback Registration (such approval not to be unreasonably withheld).

(f) Withdrawal by Company. If, at any time after giving notice of its intention to register any of its securities as set forth in Section 2(a) and before the effective date of such registration statement filed in connection with such registration, the Company shall determine, for any reason, not to register such securities, the Company may, in its sole discretion, give written notice of such determination to each holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities or any other securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided in this Agreement).

(g) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S–8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

3. S-8 Registration. Promptly following the IPO, without limiting any rights of the holders of such Other Registrable Securities under Sections 1, 2 or 4 of this Agreement, the Company will use its reasonable best efforts to file with the Securities and Exchange Commission a Registration Statement on Form S-8 (or any successor form) to register securities offered to its employees or directors pursuant to any written option, purchase, savings, bonus appreciation, profit-sharing, incentive or similar plan, or a written compensation contract, including any individually negotiated agreement.

4. IPO.

(a) IPO Registration. The IPO shall be an underwritten offering, and the Company shall not include in the IPO any securities that are not Registrable Securities or primary shares of the Company without the prior written consent of each Investor (for so long as such Investor continues to hold Investor Registrable Securities constituting at least 20% of all Registrable Securities held by Securityholders at such time).

(b) Right to Piggyback. If the Company elects to include Registrable Securities in the IPO, the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to the provisions of this Section 4, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after such holders’ receipt of the Company’s notice.

(c) Priority. If the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in the IPO exceeds the number which can be sold therein without adversely affecting the marketability of the offering, then the Company shall include in such registration, (i) first, all of the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares Registrable Securities owned by each such holder and its Affiliates, and (iii) third, the other securities requested to be included in such registration, pro rata among the holders of such other securities on the basis of the number of such other securities owned by each such holder and its Affiliates; provided, however, if the managing underwriters advise the Company in writing that, in their opinion, the number of Other Registrable Securities requested to be included in the IPO by employees or officers of the Company or its Subsidiaries exceeds the number which can be sold therein without adversely affecting the marketability of the offering, the cutbacks provided for in clause (ii) above may be done on a non-pro rata basis.

(d) Expenses. In the IPO, the Registration Expenses of the holders of Registrable Securities shall be paid by the Company.

5. Holdback Agreements.

(a) No holder of Registrable Securities shall engage in any public sale or distribution (including sales pursuant to Rule 144) (a “Sale Transaction”) of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for any such equity securities, (i) in the case of an IPO, during the seven days prior to and the 180-day period beginning on the effective date of the IPO, unless the underwriters managing the offering agree in writing, or (ii) in all cases other than an IPO, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration, in each case in which Registrable Securities are included (the “Holdback Period”), except as part of such registration or pursuant to registrations on Form S-4 or S-8, unless the underwriters managing the offering agree in writing. If (i) the Company issues an earnings release or other material news or a material event relating to the Company or its Subsidiaries occurs during the final 17 days of any Holdback Period or (ii) prior to the expiration of any Holdback Period, the Company announces that it will release earnings results during the 16-day period beginning upon the expiration of such Holdback Period, then to the extent necessary for a managing or co-managing underwriter of a registered offering required or contemplated hereunder to comply with NASD Rule 2711(f)(4), such Holdback Period shall be extended until 18 days after the earnings release or the occurrence of the material news or event, as the case may be (such period referred to herein as the “Holdback Extension”). The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or any of its equity securities or securities convertible into or exchangeable or exercisable for any such equity securities) subject to the foregoing restriction until the end of such Holdback Period and any applicable Holdback Extension.

(b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during such period of time (not to exceed 180 days in connection with the IPO or 90 days in all other cases (subject to, in each case, extension for any applicable Holdback Extension)) as may be determined by the underwriters managing such underwritten registration) following the effective date of the IPO, any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree in writing, and (ii) shall cause each holder of at least 5% (on a fully-diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for equity securities, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) and each officer and director of the Company to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (subject to any Holdback Extension), except as part of such underwritten registration, if otherwise permitted, unless the underwriters managing the registered public offering otherwise agree in writing.

6. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a) in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Securities and Exchange Commission a registration statement on the appropriate form, and all amendments and supplements thereto and related prospectuses, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of Investor Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

(b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such earlier date as all of the Registrable Securities to be registered thereunder have been sold or transferred pursuant to such registration statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; provided that in the case of a shelf registration under Rule 415 under the Securities Act, the Company shall cause such registration statement to remain effective for a period ending on the earliest to occur of (i) the date on which all Investor Registrable Securities have been sold pursuant to such registration statement, (ii) the date as of which the holders of Investor Registrable Securities (assuming such holders are Affiliates of the Company) are able to sell all of the Investor Registrable Securities then held by them within a ninety-day period in compliance with Rule 144 under the Securities Act and (iii) the third anniversary of the effective date of such registration statement.

(c) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), each Free Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) consent to general service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction);

(e) notify each seller of such Registrable Securities, (i) promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a prospectus or supplement to any prospectus relating to a registration statement has been filed and when any registration or qualification has become effective under a state securities or blue sky law or any exemption thereunder has been obtained, (ii) promptly after receipt thereof, of any request by the Securities and Exchange Commission for the amendment or supplementing of such registration statement or prospectus or for additional information, and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall as promptly as practicable (subject to the Company’s rights pursuant to Section 1(g)) prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading. Upon the receipt by any seller of Registrable Securities of the notice described in (ii) and (iii) above (in each case, a “Suspension Notice”), such holder will discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement until (i) such holder has received copies of the supplemented or amended prospectus, or (ii) such holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the prospectus (in each case, the “Recommencement Date”).

Each holder receiving a Suspension Notice shall be required to either (i) destroy any prospectuses, other than permanent file copies, then in such holder’s possession which have been replaced by the Company with more recently dated prospectuses or (ii) deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such holder’s possession of the prospectus covering such Registrable Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 6(b) hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the Recommencement Date;

(f) prepare and file promptly with the Securities and Exchange Commission, and notify such holders of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, when any event has occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, in case any such holders of Registrable Securities or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the Company shall use its reasonable best efforts to prepare promptly upon request of any such holder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and the provisions of Section 6(e);

(g) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(i) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of Investor Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, participation in “road shows,” investor presentations and marketing events and effecting a stock split or a combination of shares);

(j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(k) take all reasonable actions to ensure that any Free-Writing Prospectus utilized in connection with the IPO, any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(l) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(m) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, use its reasonable best efforts promptly to obtain the withdrawal of such order;

(n) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(o) in the case of an underwritten offering, obtain one or more cold comfort letters, dated the date of the closing under the underwriting agreement, from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Investor Registrable Securities being sold in such registered offering reasonably request (provided that such Investor Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

(p) in the case of an underwritten offering, provide a legal opinion of the Company’s outside counsel, dated the date of the closing under the underwriting agreement, in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

7. Registration Expenses.

(a) All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company, and the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or, if none are so listed, on a securities exchange or the NASD automated quotation system (or any successor or similar system).

(b) In connection with the IPO, each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of Investor Registrable Securities included in such registration and the reasonable fees and disbursements of special counsel for each of the Investors solely with respect to any legal opinion, power of attorney, custody agreement or similar documentation entered into in connection with the offering.

(c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of each seller’s securities to be so registered.

8. Indemnification.

(a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors, agents and employees and each Person who controls such holder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney’s fees), to which such indemnified party may become subject under the Securities Act or otherwise (including to any third party), insofar as such losses, claims, damages or liabilities arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this Section 8, collectively called an “Application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the “blue sky” or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, agent or employee and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of, is based upon, is caused by, or results from (i) an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any Application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein, other than information prepared and furnished to the Company by such holder in the course of such holder’s duties as an officer or director of the Company or any of its Subsidiaries, or (ii) by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with the number of copies of the same requested from the Company by such holder.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney’s fees), to which such indemnified party may become subject under the Securities Act or otherwise (including to any third party), insofar as such losses, claims, damages or liabilities arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim (in which case the indemnified party will have the right to retain its own counsel, with reasonable fees and expenses of such counsel to be paid by the indemnifying party), permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent, if requested by the indemnified party, shall not be unreasonably withheld by the indemnifying party). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim (in which case the indemnified party will have the right to retain its own counsel, with reasonable fees and expenses of such counsel to be paid by the indemnifying party).

(d) The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability arising from, related to or with respect to such claim or litigation without any non de minimis payment or consideration provided by such indemnified party.

(e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, agent, employee or controlling Person of such indemnified party and shall survive the transfer of the Company’s securities with respect to which the indemnification hereunder is applicable.

(f) If the indemnification provided for in this Section 8 from the indemnifying party is unavailable to or unenforceable by the indemnified party in respect of any losses, claims, damages or liabilities referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party with respect to such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties; provided, however, that no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 8, without regard to the relative fault of the indemnifying party or indemnified party or any other equitable consideration provided for in this Section 8(f).

(g) The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in Section 8(f) above. The amount paid or payable by an indemnified party as a result of the losses referred to in Section 8(f) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no seller of Registrable Securities shall be required to contribute pursuant to this Section 8 any amount in excess of the sum of (i) any amounts paid pursuant to Section 8(b) above and (ii) the net proceeds received by such seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto.

9. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, and (iii) completes and executes any other documents reasonably required by the underwriters in connection with such underwritten offering.

10. LLC Public Offering. In the event of a Reorganization for purposes of facilitating an initial public offering of the equity securities of the corporate successor to the LLC (the “New Corporation”), then the rights and obligations of the Company pursuant to this Agreement shall apply, mutatis mutandis, to such New Corporation, and the LLC or the Company, as applicable, shall cause such New Corporation to comply with such New Corporation’s obligations under this Agreement.

11. Definitions.

“Affiliate” means, with respect to a Person, another Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

“Common Stock” means the Common Stock of the Company, par value $0.01 per share, as constituted on the date hereof and any stock into which any such Common Stock shall have been changed or any stock resulting from any reclassification of any such Common Stock.

“Entity” means any partnership, corporation, association, cooperative, joint stock company, trust, limited liability company, business trust, joint venture, unincorporated organization and governmental entity (or any department, agency or political subdivision thereof).

“IPO” means the initial sale in an underwritten public offering of any class of equity securities of the Company (or any successor thereto) registered under the Securities Act.

“Investor Registrable Securities” shall mean the MDCP Registrable Securities and the PEP Registrable Securities.

“MDCP Registrable Securities” means, irrespective of which Person actually holds such securities, (i) any shares of Common Stock issued or distributed in respect of units of the LLC issued to MDCP and (ii) any equity securities of the Company or a Subsidiary of either the LLC or the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a dividend, split, distribution, conversion or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization. As to any particular MDCP Registrable Securities, such securities will cease to be MDCP Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of MDCP Registrable Securities whenever such Person has the right to acquire such MDCP Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Other Registrable Securities” means, irrespective of which Person actually holds such securities, (i) any shares of unrestricted Common Stock issued or distributed in respect of Class A Common Units and Class B Common Units of the LLC issued to any Other Securityholder, and (ii) any equity securities of the Company or a Subsidiary of either the LLC of the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a dividend, split, distribution, conversion or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization. As to any particular Other Registrable Securities, such securities will cease to be Other Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act.

“PEP Registrable Securities” means, irrespective of which Person actually holds such securities, (i) any shares of Common Stock issued or distributed in respect of units of the LLC issued to PEP and (ii) any equity securities of the Company or a Subsidiary of either the LLC or the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a dividend, split, distribution, conversion or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization. As to any particular PEP Registrable Securities, such securities will cease to be PEP Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of PEP Registrable Securities whenever such Person has the right to acquire such PEP Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Person” means any individual or Entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such individual or Entity.

“Registrable Securities” means, collectively, the MDCP Registrable Securities, the PEP Registrable Securities and the Other Registrable Securities.

“Securities Act” means the Securities Act of 1933, as amended, together with all rules and regulations promulgated thereunder or any successor U.S. federal laws then in force.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, together with all rules and regulations promulgated thereunder or any successor U.S. federal laws then in force.

“Subsidiary” means, with respect to any Entity, any other Entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Entity or one or more of the other Subsidiaries of that Entity or a combination thereof, or (b) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Entity or one or more Subsidiaries of that Entity or a combination thereof. For purposes hereof, an Entity or Entities shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Entity or Entities shall be allocated a majority of the limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing member or general partner of such limited liability company, partnership, association or other business entity.

12. Miscellaneous.

(a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its equity securities that is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its equity securities that would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or that would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split, or a combination of shares).

(c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(d) Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the holders of Registrable Securities unless such modification, amendment or waiver is approved in writing by the Company and each of the Investors (in each case for so long as such Investor continues to hold Investor Registrable Securities constituting at least 5% of all Registrable Securities held by Securityholders at such time); provided that no such amendment or modification that would materially and adversely affect holders of one class or group of Registrable Securities in a manner different than holders of any other class or group of Registrable Securities shall be effective against the holders of such class or group of Registrable Securities without the prior written consent of the holders of a majority of Registrable Securities of such class or group materially and adversely affected thereby. No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.

(e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

(f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(i) Governing Law. The law of the State of Delaware shall govern all issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(j) Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, those documents expressly referred to herein, and the other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(k) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to a recipient at the address indicated on the attached MDCP Schedule, PEP Schedule or Other Securityholders Schedule, as applicable, and to the Company and the LLC at the addresses indicated below:

If to the Company:

VH Holdings, Inc.

c/o CDW Corporation

200 North Milwaukee

Vernon Hills, Illinois 60061

Facsimile: (847) 968-0336

Attention: Chief Executive Officer

If to the LLC:

CDW Holdings LLC

c/o CDW Corporation

200 North Milwaukee

Vernon Hills, Illinois 60061

Facsimile: (847) 968-0336

Attention: Chief Executive Officer

in each case with copies to, which will not constitute notice to the Company or the LLC, to:

Madison Dearborn Capital Partners V-A, L.P.

Madison Dearborn Capital Partners V-C, L.P.

Madison Dearborn Capital Partners V Executive-A, L.P.

Three First National Plaza, Suite 3800

Chicago, IL 60602

Facsimile: (312) 895-1001

Attention:  Benjamin D. Chereskin

        George A. Peinado

Providence Equity Partners VI L.P.

Providence Equity Partners VI A L.P.

50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Facsimile: (401) 751-1790

Attention: Glenn Creamer

       Michael Dominguez

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, IL 60601

Facsimile: (312) 861-2200

Attention:  Edward T. Swan, P.C.

        Michael D. Paley

Weil, Gotshal and Manges

50 Kennedy Plaza, 11th Floor

Providence, RI 02903

Facsimile:  (401) 278-4701

Attention:  David Duffell

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

* * * * *

IN WITNESS WHEREOF, the parties have executed this Registration Agreement as of the date first written above.

VH HOLDINGS, INC.

By:	/s/ Benjamin D. Chereskin
Name:	Benjamin D. Chereskin
Its:	Vice President and Secretary

Signature Page to Registration Agreement

CDW HOLDINGS LLC

By:	/s/ John A. Edwardson
Name:	John A. Edwardson
Its:	Chairman and Chief Executive Officer

Signature Page to Registration Agreement

MADISON DEARBORN CAPITAL PARTNERS V-A, L.P.

By:	Madison Dearborn Partners V-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Benjamin D. Chereskin
Name:	Benjamin D. Chereskin
Its:	Managing Director

MADISON DEARBORN CAPITAL PARTNERS V-C, L.P.

By:	Madison Dearborn Partners V-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Benjamin D. Chereskin
Name:	Benjamin D. Chereskin
Its:	Managing Director

MADISON DEARBORN CAPITAL PARTNERS V EXECUTIVE-A, L.P.

By:	Madison Dearborn Partners V-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Benjamin D. Chereskin
Name:	Benjamin D. Chereskin
Its:	Managing Director

Signature Page to Registration Agreement

MDCP CO-INVESTORS (CDW), L.P.

By:	Madison Dearborn Partners V-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Mark B. Tresnowski
Name:	Mark B. Tresnowski
Its:	Managing Director

Signature Page to Registration Agreement

PROVIDENCE EQUITY PARTNERS VI L.P.

By:	Providence Equity GP VI L.P.
Its:	General Partner

By:	Providence Equity Partners VI LLC
Its:	General Partner

By:	/s/ Glenn Creamer
Name:	Glenn Creamer

PROVIDENCE EQUITY PARTNERS VI-A L.P.

By:	Providence Equity GP VI L.P.
Its:	General Partner

By:	Providence Equity Partners VI LLC
Its:	General Partner

By:	/s/ Glenn Creamer
Name:	Glenn Creamer

PEP CO-INVESTORS (CDW), L.P.

By:	Providence Equity GP VI, L.P.
Its:	General Partner

By:	Providence Equity Partners VI LLC
Its:	General Partner

By:	/s/ Glenn Creamer
Name:	Glenn Creamer

Signature Page to Registration Agreement

/s/ Dennis Berger
Dennis Berger

/s/ Douglas Eckrote
Douglas Eckrote

/s/ John Edwardson
John Edwardson

/s/ Mark Gambill
Mark Gambill

/s/ Christine Leahy
Christine Leahy

/s/ Paul Shain
Paul Shain

/s/ James Shanks
James Shanks

/s/ Jonathan Stevens
Jonathan Stevens

Signature Page to Registration Agreement

MDCP SCHEDULE

Madison Dearborn Capital Partners V-A, L.P.

Three First National Plaza, Suite 3800

Chicago, Illinois 60602

Attention:    Benjamin D. Chereskin

            George A. Peinado

Madison Dearborn Capital Partners V-C, L.P.

Three First National Plaza, Suite 3800

Chicago, Illinois 60602

Attention:    Benjamin D. Chereskin

            George A. Peinado

Madison Dearborn Partners V Executive-A, L.P.

Three First National Plaza, Suite 3800

Chicago, Illinois 60602

Attention:    Benjamin D. Chereskin

            George A. Peinado

PEP SCHEDULE

Providence Equity Partners VI, L.P.

50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Attention:    Glenn Creamer

            Michael Dominguez

Providence Equity Partners VI-A, L.P.

50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Attention:    Glenn Creamer

            Michael Dominguez

OTHER SECURITYHOLDERS SCHEDULE

If to the following Other Securityholder:

MDCP Co-Investors (CDW), L.P.

c/o Madison Dearborn Capital Partners V-A, L.P.

Madison Dearborn Capital Partners V-C, L.P.

Madison Dearborn Capital Partners V Executive-A, L.P.

Three First National Plaza, Suite 3800

Chicago, IL 60602

Facsimile: (312) 895-1001

Attention: Benjamin D. Chereksin

         George A. Peinado

With copies to, which will not constitute notice to such Other Securityholder:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, IL 60601

Facsimile: (312) 861-2200

Attention: Edward T. Swan, P.C.

         Michael D. Paley

         Michael D. Belsley

If to the following Other Securityholder:

PEP Co-Investors (CDW), L.P.

c/o Providence Equity Partners VI, L.P.

Providence Equity Partners VI-A, L.P.

50 Kennedy Plaza, 18th Floor

Providence, RI 02903

Facsimile: (401) 751-1790

Attention: Glenn Creamer

         Michael Dominguez

With copies to, which will not constitute notice to such Other Securityholder:

Weil, Gotshal and Manges

50 Kennedy Plaza, 11th Floor

Providence, RI 02903

Facsimile: (401) 278-4701

Attention: David Duffell

If to the following Other Securityholder:

John Edwardson

301 Sheridan Road

Winnetka, IL 60093

With copies to, which will not constitute notice to such Other Securityholder:

Vedder, Price, Kaufman & Kammholz, P.C.

222 North LaSalle Street

Chicago, IL 60601

Facsimile: (312) 609-5005

If to the following Other Securityholders:

James Shanks

2280 Churchill

Libertyville, IL 60048

Paul Shain

717 Hidden Cove Road

Madison, WI 53717

Douglas Eckrote

4484 Normandy Court

Long Grove, IL 60047

Christine Leahy

904 Glencoe Drive

Glencoe, IL 60022

Dennis Berger

433 South Monroe Street

Hinsdale, IL 60521

Jonathan Stevens

14760 Creekside Path

Green Oaks, IL 60048

Mark Gambill

607 East Belle Avenue

Whitefish Bay, WI 53217

In each case with copies to, which will not constitute notice to the Other Securityholders above:

McDermott Will & Emery LLP

227 West Monroe Street

Suite 4400

Chicago, IL 60606

Facsimile:    (312) 984-7700

Attention:     Mark A. Harris